Putnam
Convertible
Income-Growth
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-00

[SCALE LOGO OMITTED]


FROM THE CHAIRMAN

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on the first half of fiscal year 2000. In the following report, the fund's managers discuss performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Convertible Income-Growth Trust that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. As of July 1, 2000, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 21, 2000


REPORT FROM THE FUND MANAGERS

Charles G. Pohl
Forrest N. Fontana

The convertible market extended its gains into the new millennium, providing a positive backdrop for the first six months of Putnam Convertible Income-Growth Trust's new fiscal year. However, rising interest rates and other factors created strong headwinds in March and April, particularly for the technology-related issues that have come to represent a large portion of the convertible market. While the fund's performance kept pace with the stock market, a somewhat defensive investment strategy prior to March, when the convertible market was exceptionally strong, left returns well behind those of its benchmark convertible index. For more detailed performance information, see pages 6 and 7.

Total return for 6 months ended 4/30/00

      Class A           Class B          Class C          Class M
    NAV     POP       NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
   7.45%   1.25%     7.03%   2.24%    7.09%   6.13%    7.18%   3.43%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* TECHNOLOGY TAKES OVER

Compared with a total of more than 5,000 common stocks traded on the various stock exchanges, the convertible market is relatively small, containing roughly 600 issues. It is also transitory by nature. The convertible market tends to be dominated by companies in rapidly growing industries, but those high-growth sectors can and have changed with the evolution of the U.S. economy.

During 1999 and the beginning of 2000, the principal issuers of convertible securities have been companies in the technology and telecommunications industries. In fact, by the end of 1999, the combined technology and telecommunications sectors amounted to more than 60% of the convertible universe, up from 29% in 1998. This mix differs greatly from the market's composition in the early to mid 1990s, when most issuers were from the cyclical and consumer services sectors. Concurrent with the shift to technology has been a change in the life stage of the issuer, with new issues reflecting younger, relatively untested companies that were enthusiastically embraced by the market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications      11.9%

Electronics              9.8%

Electric utilities       5.6%

Broadcasting             5.3%

Software                 4.2%

Footnote reads:
*Based on net assets as of 4/30/00. Holdings will vary over time.


For much of the period covered by this report, technology-related convertibles (including the telecommunications sector) were clearly the place to be, outperforming all other sectors by a wide margin. In the fourth quarter alone, technology-related convertibles returned more than 56%, according to Merrill Lynch, compared with 12% for consumer services issues, the second best-performing sector. Among the technology companies that contributed to the fund's positive performance during the period were Exodus Communications, Inc., BEA Systems, Inc., and VERITAS Software Corp. While these holdings, as well as others discussed in this report, were viewed favorably at the end of the reporting period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

In March, technology issues experienced their first major setback in several months. Rising interest rates, lofty valuations, and the Microsoft antitrust trial were just some of the factors that combined to drive the prices of technology convertibles lower. Despite recent setbacks, technology remained the best-performing convertible sector of the six-month period, and the fund's slight underweight position in technology hurt performance relative to our benchmark index.

* STRATEGY CHANGES TO KEEP PACE

Throughout 1999, our decision to underweight technology convertibles was based on our desire to provide a measure of diversification in the portfolio. With the convertible market steeped in technology names, we accomplished this in part by investing in common stocks in a broad mix of sectors and industries. In particular, the fund owned "value" stocks, those that we believed were temporarily undervalued and poised for a rebound. Although these stocks provided diversification, they failed to keep pace with the torrid performance of convertible securities in 1999.



[GRAPHIC OMITTED: TOP 10 CONVERTIBLE HOLDINGS]

TOP 10 CONVERTIBLE HOLDINGS

AT&T Corp.-Liberty Media Group
Convertible subordinated notes, 33/4%, 2030
Telecommunications

Reliant Energy, Inc.
$2.00 convertible preferred
Electric utilities

MediaOne Group, Inc.
$7.00 convertible preferred
Cable television

Nextel Communications, Inc.
Convertible subordinated notes, 51/4%, 2010
Telecommunications

Sealed Air Corp
$2.00 convertible preferred
Paper and forest products

America Online, Inc.
Convertible subordinated notes 0%, 2019
Technology services

Echostar Communications Corp.
Convertible subordinated notes, 47/8%, 2007
Broadcasting

AES Trust II
$3.38 convertible preferred
Electric utilities

Xerox Corp.
Convertible subordinated notes, 0.057%, 2018
Photography/imaging

Calpine Corp.
$2.875 convertible preferred
Electric utilities

Footnote reads:
These holdings represent 16.6% of the fund's net assets as of 4/30/00. Portfolio holdings will vary over time.


To remain competitive and keep pace with the changing market, we shifted the portfolio during the period by reducing the common stock portion (roughly 30% of net assets at the start of the period) and increasing exposure to convertible bonds and convertible preferred stocks. To prevent increasing the fund's risk profile unnecessarily, we sought issues with attractive yields that could act as a buffer in a down market. The March/April selloff in technology helped considerably. After the break in the market, many technology convertibles were trading at depressed prices and with yields in excess of 10%. New issues added to the portfolio during this period include Aether Systems, Internet Capital Group, Redback Networks, and Juniper Networks. As always, when selecting securities for the fund, we selected what we believe are some of the best names in the convertible market, companies with little debt, a lot of cash, and positive cash flows. Our preference for high-quality names helped the fund in March and April, when many convertible issues in the technology sector fell nearly in tandem with their underlying stocks.

Another way we sought to keep the fund's risk profile in check was by diversifying within the convertible universe. From roughly 150 names at the start of the period, we increased the fund's convertible holdings to about 250 at the end of April. Within the group, the fund is weighted slightly in favor of smaller issuers to provide greater opportunity along with broader diversification. The fund's expanded list of holdings also includes an emphasis on energy-related companies that, in our opinion, have strong fundamentals and are benefiting from higher oil and gas prices. Holdings include Apache Corporation, an exploration and production company; Weatherford International, an exploration equipment maker; and Diamond Offshore Drilling, a specialized deep-sea driller.


"With our more comprehensive participation in the convertible market and given the buying opportunities afforded by the recent market setbacks, we believe the fund is well positioned to make the most of the opportunities that lie ahead."

-- Charles G. Pohl, fund manager


In keeping with our shift in strategy to a greater emphasis on convertible securities, we are now using the Merrill Lynch All Convertible Bond Index as the fund's performance benchmark. The Merrill index is market-value weighted and is a good measure of today's convertible securities market. Performance comparisons can be found starting on page 6. We will continue to show the performance of the S&P 500 alongside the Merrill Lynch index for the remainder of the fund's current fiscal year.

* SECURITY SELECTION IS KEY

After six interest-rate increases by the Federal Reserve Board, the markets are focusing increasingly on valuations and fundamentals.
Volatility is high at the moment and will likely continue until economic data point to a slowdown in the economy, which may happen later this year. In the meantime, the market's ups and downs afford us the opportunity to find bargains in convertible names we like.

The increased concentration in convertible securities means the fund is likely to be somewhat more aggressive going forward. That said, we will continue to diversify the portfolio within the convertible universe with an emphasis on smaller-cap technology issues and high-quality companies outside of the rapidly growing technology sector. We also expect to continue to hold common stocks, although on a tactical basis. With our more comprehensive participation in the convertible market and given the buying opportunities afforded by the recent market setbacks, we believe the fund is well positioned to make the most of the opportunities that lie ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with conservation of capital as a secondary objective.




TOTAL RETURN FOR PERIODS ENDED 4/30/00

                      Class A           Class B           Class C           Class M
(inception dates)    (6/29/72)         (7/15/93)         (7/26/99)         (3/13/95)
                   NAV       POP     NAV      CDSC     NAV      CDSC     NAV       POP
---------------------------------------------------------------------------------------
6 months          7.45%     1.25%   7.03%    2.24%    7.09%    6.13%    7.18%     3.43%
---------------------------------------------------------------------------------------
1 year            8.28      2.03    7.41     2.70     7.53     6.59     7.73      3.97
---------------------------------------------------------------------------------------
5 years          96.06     84.76   88.85    86.85    88.92    88.92    91.19     84.54
Annual average   14.41     13.06   13.56    13.32    13.57    13.57    13.84     13.04
---------------------------------------------------------------------------------------
10 years        259.77    239.02  233.42   233.42   233.75   233.75   241.89    229.92
Annual average   13.66     12.99   12.80    12.80    12.81    12.81    13.08     12.68
---------------------------------------------------------------------------------------
Life of fund
(Annual average  12.34     12.10   11.31    11.31    11.50    11.50    11.60     11.46
---------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/00

                                   Merrill Lynch
                        S&P 500  All Convertible    Consumer
                         Index        Index       price index
-------------------------------------------------------------
6 months                  7.19%       23.70%          1.84%
-------------------------------------------------------------
1 year                   10.13        31.52           3.01
-------------------------------------------------------------
5 years                 208.37       143.86          12.71
Annual average           25.25        19.51           2.42
-------------------------------------------------------------
10 years                458.94       353.20          32.82
Annual average           18.78        16.31           2.88
-------------------------------------------------------------
Life of fund                --           --             --
(Annual average)         13.88           --*          5.21
-------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Index did not exist at fund inception.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/00

                          Class A      Class B      Class C     Class M
----------------------------------------------------------------------------
Distributions (number)       2            2            2           2
----------------------------------------------------------------------------
Income                    $0.430       $0.353       $0.390      $0.380
----------------------------------------------------------------------------
Capital gains
  Long-term                0.668        0.668        0.668       0.668
----------------------------------------------------------------------------
  Short-term               1.168        1.168        1.168       1.168
----------------------------------------------------------------------------
  Total                   $2.266       $2.189       $2.226      $2.216
----------------------------------------------------------------------------
Share value:            NAV     POP      NAV          NAV     NAV     POP
----------------------------------------------------------------------------
10/31/99              $20.26   $21.50  $20.02       $20.23  $20.13   $20.86
----------------------------------------------------------------------------
4/30/00                19.45    20.64   19.19        19.39   19.31    20.01
----------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------
Current dividend rate1  4.42%    4.17%   3.69%        4.00%   3.94%    3.80%
----------------------------------------------------------------------------
Current 30-day
SEC yield2              3.67     3.45    2.92         2.93    3.17     3.06
----------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         16.65%   9.94%  16.20%  11.20%  16.28%  15.28%  16.36%  12.28%
------------------------------------------------------------------------------
1 year           20.63   13.68   19.71   14.71   19.80   18.80   19.99   15.80
------------------------------------------------------------------------------
5 years         110.59   98.43  102.88  100.88  102.92  102.92  105.43   98.26
Annual average   16.06   14.69   15.20   14.97   15.20   15.20   15.49   14.67
------------------------------------------------------------------------------
10 years        269.51  248.28  242.51  242.51  242.74  242.74  251.09  238.89
Annual average   13.96   13.29   13.10   13.10   13.11   13.11   13.38   12.98
------------------------------------------------------------------------------
Life of fund
Annual average   12.59   12.35   11.56   11.56   11.75   11.75   11.85   11.70
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or class C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index* is an index of common stocks frequently used as a general measure of stock market performance.

Merrill Lynch All Convertible Bond Index* is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with an original par or market value of at least $50 million and is frequently used as a general measure of convertible bond market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


WELCOME TO WWW.PUTNAMINV.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

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* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and
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or objective, use our glossary to decode investment terms . . . and much
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The site can be accessed through any of the major online services
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you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminv.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2000 (Unaudited)


CONVERTIBLE BONDS AND NOTES (55.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
     $    2,250,000 Doubleclick Inc. cv. sub. notes 4 3/4s, 2006                                   $      4,322,813
            196,000 Doubleclick, Inc. 144A cv. sub. notes 4 3/4s, 2006                                      376,565
          2,000,000 Interpublic Group Cos. cv. sub. notes 1.8s, 2004                                      2,262,500
          4,250,000 Omnicom Group Inc. cv. sub. deb. 2 1/4s, 2013                                         7,984,688
          3,250,000 Young & Rubicam, Inc. 144A cv. sub. notes 3s, 2005                                    3,197,188
                                                                                                   ----------------
                                                                                                         18,143,754

Aerospace/Defense (0.5%)
-------------------------------------------------------------------------------------------------------------------
            836,000 Diagnostic Retrieval Systems, Inc. cv. sr. sub. deb 9s, 2003                          1,103,500
          4,297,000 Kellstrom Industries, Inc. cv. sub. notes 5 1/2s, 2003                                2,121,644
          2,518,000 Orbital Sciences Corp. cv. sub. notes 5s, 2002                                        1,790,928
          1,000,000 SPACEHAB, Inc. cv. sub. notes 8s, 2007                                                  735,000
          1,618,000 SPACEHAB, Inc. 144A cv. sub. notes 8s, 2007                                           1,189,230
                                                                                                   ----------------
                                                                                                          6,940,302

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
            489,000 Atlantic Coast Airlines, Inc. cv. sub. notes 7s, 2004                                 1,633,260
          2,319,000 World Airways, Inc. cv. sr. sub. deb 8s, 2004                                           695,700
                                                                                                   ----------------
                                                                                                          2,328,960

Automotive (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          862,500
          8,731,000 Magna International cv. sub. deb. 5s, 2002                                            8,796,483
          5,516,000 Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                            4,026,680
          2,160,000 Standard Motor Products, Inc. cv. sub. deb. 6 3/4s, 2009                              1,344,600
          2,000,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        1,697,500
                                                                                                   ----------------
                                                                                                         16,727,763

Biotechnology (3.2%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Affymetrix, Inc. 144A cv. sub. notes 4 3/4s, 2007                                       294,000
            972,000 Alexion Pharmaceuticals, Inc. 144A cv. sub. notes
                    5 3/4s, 2007                                                                            567,405
            720,000 Alkermes, Inc. 144A cv. sub. notes 3 3/4s, 2007                                         420,300
          2,037,000 Aviron cv. sub. notes 5 3/4s, 2005                                                    1,812,930
          4,000,000 Chiron Corp. cv. sub. notes 1.9s, 2000                                                6,420,000
          1,240,000 Cor Therapeutics, Inc. 144A cv. notes 5s, 2007                                        1,548,450
          1,700,000 Genzyme Corp. cv. sub. notes 5 1/4s, 2005                                             2,307,750
            431,000 IDEC Pharmaceuticals Corp. cv. sub. notes zero %, 2019                                  373,354
            419,000 Imclone Systems, Inc 144A cv. sub. notes 5 1/2s, 2005                                   402,240
          3,591,000 Millennium Pharmaceuticals, Inc. 144A cv. sub. notes
                    5 1/2s, 2015                                                                          3,833,393
          1,025,000 Nabi, Inc. cv. sub. notes 6 1/2s, 2003                                                  735,438
          1,247,000 Protein Design Labs, Inc. 144A cv. sub. notes
                    5 1/2s, 2007                                                                          1,011,629
         14,000,000 Roche Holdings, Inc. 144A cv. bonds zero %, 2015                                     10,465,000
          1,007,000 Sepracor, Inc. cv. sub. deb. 7s, 2005                                                 1,583,508
            764,000 Sepracor, Inc. cv. sub. deb. 6 1/4s, 2005                                             2,989,150
          7,000,000 Sepracor, Inc. 144A cv. sub. notes 5s, 2007                                           8,155,000
            480,000 ViroPharma, Inc. 144A cv. sub. notes 6s, 2007                                           187,800
                                                                                                   ----------------
                                                                                                         43,107,347

Broadcasting (3.9%)
-------------------------------------------------------------------------------------------------------------------
          2,166,000 CD Radio, Inc. cv. sub. notes 8 3/4s, 2009                                            3,468,308
         12,500,000 Clear Channel Communications, Inc. cv. sr. notes
                    1 1/2s, 2002                                                                         11,890,625
         12,000,000 Echostar Communications Corp. 144A cv. sub.
                    notes 4 7/8s, 2007                                                                   18,150,000
         10,000,000 Jacor Communications, Inc. cv. Liquid Yield Option
                    Notes (LYON) zero %, 2018                                                             5,675,000
         13,000,000 News America Holdings, Inc. cv. LYON zero %, 2013                                    13,609,439
                                                                                                   ----------------
                                                                                                         52,793,372

Communications Equipment (2.3%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 American Tower Corp. 144A cv. notes 5s, 2010                                          7,280,000
            393,000 Commscope, Inc. cv. sub. notes 4s, 2006                                                 482,899
          1,535,000 Commscope, Inc. 144A cv. sub. notes 4s, 2006                                          1,886,131
          2,000,000 Comverse Technology, Inc. cv. sub. deb. 4 1/2s, 2005                                  8,327,500
          5,319,000 Efficient Networks, Inc. 144A cv. sub. notes 5s, 2005                                 3,543,784
          7,000,000 Juniper Networks, Inc. cv. sub. notes 4 3/4s, 2007                                    6,378,750
          4,513,000 Redback Networks Inc. 144A cv. sub. notes 5s, 2007                                    3,184,508
                                                                                                   ----------------
                                                                                                         31,083,572

Computer Services and Software (0.1%)
-------------------------------------------------------------------------------------------------------------------
            560,000 VerticalNet, Inc. cv. sub. deb. 5 1/4s, 2004                                          1,618,176

Computers (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Adaptec, Inc. cv. sub. notes 4 3/4s, 2004                                               831,250
          4,604,000 Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                     4,183,885
          2,000,000 Checkpoint Systems, Inc. 144A cv. sub. deb. 5 1/4s, 2005                              1,372,500
            260,000 Critical Path, Inc. 144A cv. bonds 5 3/4s, 2005                                         216,939
         10,000,000 Hewlett-Packard Co. cv. sub. notes zero %, 2017                                       7,600,000
          2,750,000 Quantum Corp. cv. sub. 7s, 2004                                                       2,172,500
         10,620,000 System Software Associates, Inc. cv. sub. notes 7s, 2002                              2,349,675
          1,225,000 Vantive Corp. (The) cv. sub. notes 4 3/4s, 2002                                       1,053,500
                                                                                                   ----------------
                                                                                                         19,780,249

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 ADT Operations, Inc. cv. sub. notes zero %, 2010                                      6,256,250

Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            486,000 Getty Images, Inc. cv. sub. notes 4 3/4s, 2003                                          564,368
          1,390,000 Getty Images, Inc. 144A cv. sub. notes 5s, 2007                                         999,063
          2,150,000 Personnel Group of America, Inc. cv. sub. notes
                    5 3/4s, 2004                                                                          1,384,063
            168,000 VerticalNet, Inc. 144A cv. sub. 5 1/4s, 2004                                            477,960
                                                                                                   ----------------
                                                                                                          3,425,454

Electrical Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 Amkor Technology, Inc. 144A cv. sub. notes 5s, 2007                                   7,954,375
          2,000,000 Mark IV Industries, Inc. cv. sub. notes 4 3/4s, 2004                                  1,685,000
          1,250,000 Oak Industries, Inc. cv. sub. notes 4 7/8s, 2008                                      5,334,375
                                                                                                   ----------------
                                                                                                         14,973,750

Electronics (9.2%)
-------------------------------------------------------------------------------------------------------------------
          4,165,000 Advanced Micro Devices, Inc. cv. sub. notes 6s, 2005                                 10,178,219
          3,000,000 Atmel Corp. cv. sub. deb. zero %, 2018                                                4,106,250
          1,444,000 Benchmark Electronics, Inc. 144A cv. sub. notes
                    6s, 2006                                                                              1,637,135
          1,180,000 Burr-Brown Corp. 144A cv. sub. notes 4 1/4s, 2007                                     1,534,000
          4,945,000 Cirrus Logic, Inc. cv. sub notes 6s, 2003                                             4,320,694
          7,540,000 Cypress Semiconductor Corp. cv. sub. notes
                    4s, 2005                                                                              9,849,125
          4,997,000 Integrated Device Technology, Inc. cv. sub. notes
                    5 1/2s, 2002                                                                          8,394,960
          7,989,000 Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                                    7,060,279
          2,081,000 Kulicke & Soffa Industries, Inc. 144A cv. sub. notes
                    4 3/4s, 2006                                                                          3,808,230
          4,500,000 Lam Research Corp. cv. sub. notes 5s, 2002                                            7,301,250
          2,600,000 Lattice Semiconductor Corp. 144A cv. sub. notes
                    4 3/4s, 2006                                                                          4,520,750
          2,550,000 Level One Communications, Inc. cv. sub. notes
                    4s, 2004                                                                             10,451,813
         10,000,000 LSI Logic Corp. cv. sub. notes 4s, 2005                                              11,225,000
          3,000,000 Motorola, Inc. cv. sub. deb. LYON, zero %, 2013                                       4,031,250
          9,087,000 Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                7,746,668
          4,635,000 S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                             4,241,025
          2,500,000 Sanmina Corp. cv. sub. notes 4 1/4s, 2004                                             3,700,000
         10,000,000 SCI Systems, Inc. cv. sub. 3s, 2007                                                  11,525,000
          1,002,000 Semtech Corp. 144A cv. sub. notes 4 1/2s, 2007                                          978,203
          5,000,000 Solectron Corp. 144A cv. notes zero %, 2019                                           3,818,750
          1,540,000 TriQuint Semiconductor, Inc. 144A cv. sub. notes
                    4s, 2007                                                                              1,447,600
          3,250,000 World Access, Inc. cv. sub. notes 4 1/2s, 2002                                        2,567,500
          1,000,000 World Access, Inc. 144A Inc. cv. sub. notes 4 1/2s, 2002                                790,000
                                                                                                   ----------------
                                                                                                        125,233,701

Energy (1.4%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Diamond Offshore Drilling, Inc. cv. sub. notes
                    3 3/4s, 2007                                                                          9,150,000
          3,350,000 Offshore Logistics, Inc. 144A cv. sub. notes 6s, 2003                                 2,822,375
          3,750,000 Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                                       2,723,438
          4,500,000 Pride International, Inc. cv. sub. deb. zero %, 2018                                  1,715,625
          1,844,000 Seacor Holdings, Inc. cv. sub. notes 5.38s, 2006                                      1,910,845
                                                                                                   ----------------
                                                                                                         18,322,283

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
            706,000 Speedway Motorsports, Inc. cv. sub. deb. 5 3/4s, 2003                                   656,580

Environmental (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,293,000 Thermo Instrument Systems, Inc. 144A cv. deb.
                    4 1/2s, 2003                                                                          3,025,444
          3,940,000 Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                                3,516,450
                                                                                                   ----------------
                                                                                                          6,541,894

Health Care Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
          5,152,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                          4,044,320
            550,000 Invitrogen Corp. 144A cv. sub. notes 5 1/2s, 2007                                       488,813
          9,000,000 Omnicare, Inc. cv. bonds 5s, 2007                                                     7,053,750
          2,000,000 Phoenix Shannon 144A cv. sr. sub. notes
                    9 1/2s, 2000 (In default) (Ireland) (NON)                                                20,000
          6,320,000 Wellpoint Health Networks, Inc. cv. sub. deb.
                    zero %, 2019                                                                          4,297,600
                                                                                                   ----------------
                                                                                                         15,904,483

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Lennar Corp. cv. deb. zero %, 2018                                                    1,177,500

Investment Banking/Brokerage (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                                       4,008,750

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 ShoLodge, Inc. cv. sub. deb. 7 1/2s, 2004                                             1,781,250

Machinery (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,030,000 Integrated Process Equipment Corp. 144A cv.
                    sub. notes 6 1/4s, 2004                                                               2,295,225

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Thermo Ecotek Corp. 144A cv. bonds 4 7/8s, 2004                                         866,250
            418,000 Thermo Optek Corp. 144A cv. bonds 5s, 2000                                              444,648
            275,000 Thermo Optek, Inc. cv. company guaranty 5s, 2000                                        291,500
          1,382,000 Thermo Quest Corp. cv. co. guaranty 5s, 2000                                          1,425,188
                                                                                                   ----------------
                                                                                                          3,027,586

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,412,000 Thermo Cardiosystems, Inc. 144A cv. company guaranty
                    4 3/4s, 2004                                                                          1,210,790

Metals (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Homestake Mining Co. 144A cv. sub. 5 1/2s, 2000                                         987,500
          2,741,000 Inco Ltd. deb. 5 3/4s, 2004 (Canada)                                                  2,456,621
          4,169,500 Quanex Corp. cv. sub. deb. 6.88s, 2007                                                3,637,889
                                                                                                   ----------------
                                                                                                          7,082,010

Oil & Gas (1.4%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Devon Energy Corp. cv. deb. 4.9s, 2008                                                9,587,500
          6,160,000 Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                                     2,895,200
          1,500,000 Southern Mineral Corp. cv. deb. 6 7/8s, 2007                                            517,500
          6,910,000 Swift Energy Co. cv. sub. notes 6 1/4s, 2006                                          6,357,200
                                                                                                   ----------------
                                                                                                         19,357,400

Paper & Forest Products (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,600,000 Mail-Well, Inc. cv. sub. notes 5s, 2002                                               5,469,750
          3,000,000 Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                                      2,317,500
          3,000,000 Thermo Fibertek Inc. 144A cv. company guaranty
                    4 1/2s, 2004                                                                          2,520,000
                                                                                                   ----------------
                                                                                                         10,307,250

Pharmaceuticals (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Alza Corp. cv. sub. LYON zero %, 2014                                                 4,740,000
          3,800,000 Atrix Labs, Inc. 144A cv. sub. notes 7s, 2004                                         2,907,000
            580,000 C.V. Therapeutics 144A cv. sub. notes 4 3/4s, 2007                                      421,225
          3,500,000 Duramed Pharmaceuticals, Inc. cv. sub. notes
                    3 1/2s, 2002                                                                          2,852,500
            772,000 Inhale Therapeutic Systems 144A cv. sub. notes
                    5s, 2007                                                                                708,310
          1,992,000 Nexstar Pharmaceuticals, Inc. cv. sub. deb. 6 1/4s, 2004                              2,602,050
          7,000,000 Roche Holdings, Inc. 144A cv. unsub. LYON
                    zero %, 2010 (Switzerland)                                                            3,841,250
                                                                                                   ----------------
                                                                                                         18,072,335

Photography/Imaging (1.2%)
-------------------------------------------------------------------------------------------------------------------
         30,514,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                16,477,560

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,150,000 Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                    2,764,125

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
          4,666,000 Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004 (In default) (NON)                       23,330

Retail (2.7%)
-------------------------------------------------------------------------------------------------------------------
         10,867,000 Amazon.com Inc. cv. sub. deb. 4 3/4s, 2009                                            9,182,615
          1,959,000 Ann Taylor Stores Corp. cv. company guaranty
                    0.55s, 2019                                                                             810,536
          1,003,000 Ann Taylor Stores Corp. 144A cv. company
                    guaranty 0.55s, 2019                                                                    414,991
          2,000,000 Baker (J.), Inc. cv. deb. 7s, 2002                                                    1,580,000
          8,500,000 Costco Cos, Inc. cv. sub. notes zero %, 2017                                         10,593,125
          4,693,000 Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                                     5,162,300
         10,862,000 Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                            4,222,603
          2,000,000 Sunglass Hut International, Inc. cv. sub. notes
                    5 1/4s, 2003                                                                          1,527,500
          7,009,000 Whole Foods Market, Inc. cv. sub. deb. zero %, 2018                                   2,409,344
                                                                                                   ----------------
                                                                                                         35,903,014

Semiconductor (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,520,000 Advanced Energy Industries, Inc. cv. sub. notes
                    5 1/4s, 2006                                                                          2,323,700
          9,000,000 Conexant Systems Inc. cv. sub. notes 4s, 2007                                         7,616,250
          1,705,000 Credence Systems Corp. cv. sub. notes 5 1/4s, 2002                                    3,580,500
          1,108,000 Photronics, Inc. cv. sub. notes 6s, 2004                                              1,375,305
                                                                                                   ----------------
                                                                                                         14,895,755

Software (4.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Arbor Software Corp. cv. sub. notes 4 1/2s, 2005                                      3,340,000
          5,000,000 BEA Systems, Inc. 144A cv. sub. notes 4s, 2006                                        7,675,000
          5,000,000 Citrix Systems, Inc. cv. sub. deb. zero %, 2019                                       4,425,000
          4,232,000 I2 Technologies, Inc. 144A cv. sub. notes 5 1/4s, 2006                                7,897,970
         19,100,000 Network Associates, Inc. cv. sub deb. zero %, 2018                                    6,685,000
          5,621,000 Rational Software Corp. 144A cv. sub. notes 5s, 2007                                  7,532,140
          5,000,000 Veritas Software Corp. cv. disc. notes 1.856s, 2006                                  15,056,250
            787,000 Wind River Systems Inc. cv. sub. notes 5s, 2002                                       1,082,125
                                                                                                   ----------------
                                                                                                         53,693,485

Technology Services (2.9%)
-------------------------------------------------------------------------------------------------------------------
         35,000,000 American Online, Inc. cv. sub. notes zero %, 2019                                    18,287,500
          1,318,000 CheckFree Holdings Corp. 144A cv. sub. notes
                    6 1/2s, 2006                                                                          1,233,978
            628,000 CNET Networks, Inc. cv. sub. notes 5s, 2006                                             671,960
            941,000 EarthWeb, Inc. 144A cv. sub. notes 7s, 2005                                             559,895
          2,500,000 Exodus Communications, Inc. cv. sub. notes
                    4 3/4s, 2008                                                                          3,453,125
            150,000 Interliant, Inc. 144A cv. sub. notes 7s, 2005                                            88,500
          4,004,000 Internet Capital Group, Inc. cv. sub. notes 5 1/2s, 2004                              2,577,575
          3,190,000 Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                                        1,571,075
            500,000 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006                                     915,625
          2,975,000 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                              5,447,969
          1,500,000 Silicon Graphics Corp. cv. sr. notes 5 1/4s, 2004                                     1,061,250
          2,600,000 Telxon Corp. cv. sub. notes 5 3/4s, 2003                                              2,138,500
            601,000 Usinternetworking, Inc. 144A cv. sub. notes 7s, 2004                                    986,391
                                                                                                   ----------------
                                                                                                         38,993,343

Telecommunications (8.3%)
-------------------------------------------------------------------------------------------------------------------
          2,078,000 Aether Systems, Inc. cv. sub. notes 6s, 2005                                          1,942,930
          5,000,000 At Home Corp. 144A cv. sub. notes 4 3/4s, 2006                                        3,325,000
          2,900,000 Cellstar Corp. cv. sub notes 5s, 2002                                                 2,022,750
          1,400,000 Corecomm Ltd. cv. sub. notes 6s, 2006                                                 1,795,500
          1,330,000 Corecomm Ltd. P/p 144A cv. sub. notes 6s, 2006                                        1,705,725
            900,000 iBasis, Inc. cv. sub. notes 5 3/4s, 2005                                                486,000
         13,000,000 Level 3 Communication, Inc. cv. sub. deb. 6s, 2010                                   11,667,500
          7,000,000 Liberty Media Corp. 144A cv. deb. 4s, 2029                                            9,108,750
         35,710,000 Liberty Media Corp. 144A cv. deb. 3 3/4s, 2030                                       35,620,725
          1,000,000 MIDCOM Communications, Inc. cv. sub. notes
                    8 1/4s, 2003 (In default) (NON)                                                          20,000
          3,775,000 MIDCOM Communications, Inc. 144A cv. sub. deb.
                    8 1/4s, 2003 (In default) (NON)                                                          75,500
         26,000,000 Nextel Communications, Inc. 144A cv. sr. notes
                    5 1/4s, 2010                                                                         25,220,000
            500,000 NTL, Inc. cv. sub. notes 7s, 2008                                                     1,026,875
         10,000,000 NTL, Inc. 144A cv. sub. notes 5 3/4s, 2009                                            8,862,500
            950,000 Pinnacle Holdings Inc. 144A cv. sub. notes 5 1/2s, 2007                                 864,500
            630,000 Primus Telecommunications Group, Inc. 144A cv.
                    sub. deb. 5 3/4s, 2007                                                                  530,775
          8,500,000 Rogers Communications cv. deb. 2s, 2005                                               7,628,750
                                                                                                   ----------------
                                                                                                        111,903,780

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
          1,002,000 Dixie Group, Inc. (The) cv. deb. 7s, 2012                                               636,270

Tobacco (0.3%)
-------------------------------------------------------------------------------------------------------------------
          7,485,000 Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                  3,489,881

Transaction Processing (0.5%)
-------------------------------------------------------------------------------------------------------------------
          8,230,000 National Data Corp. cv. sub. notes 5s, 2003                                           6,944,063

Waste Management (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,967,000 OHM Corp. cv. sub. deb. 8s, 2006                                                      2,536,785
         12,000,000 Waste Management, Inc. cv. sub. notes 4s, 2002                                       10,665,000
                                                                                                   ----------------
                                                                                                         13,201,785
                                                                                                   ----------------
                    Total Convertible Bonds and Notes
                    (cost $746,663,463)                                                            $    751,084,377

CONVERTIBLE PREFERRED STOCKS (31.4%) (a)
NUMBER OF SHARES                                                                                              VALUE

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------------
             65,000 Federal-Mogul Financial Trust $3.50 cum. cv. pfd.                              $      1,746,875
            155,600 Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                   5,621,050
                                                                                                   ----------------
                                                                                                          7,367,925

Banking (0.8%)
-------------------------------------------------------------------------------------------------------------------
            224,472 CNB Capital Trust I $1.50 cum. cv. pfd.                                               7,463,694
             25,000 Sovereign Bancorp, Inc. $3.75 cv. pfd.                                                1,173,438
             69,350 Union Planters Corp. Ser. E, $2.00 cv. cum. pfd.                                      2,435,919
                                                                                                   ----------------
                                                                                                         11,073,051

Biotechnology (0.4%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Alkermes, Inc. cv. $3.25 pfd.                                                         1,792,500
             24,094 Biovail Corp. $3.375 cv. pfd.                                                         1,132,418
             15,110 Cephalon, Inc. $3.63 cv. pfd.                                                         2,402,490
                                                                                                   ----------------
                                                                                                          5,327,408

Broadcasting (1.4%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Cox Communications, Inc. $3.50 c.v. pfd.                                              5,737,500
             46,639 Emmis Broadcasting Corp. Ser. A, $3.13 cv. pfd.                                       2,798,340
             40,000 Pegasus Communications Corp. 144A $6.50 cv. pfd.                                      4,015,000
            184,500 Sinclair Broadcast Group, Inc. $3.00 cv. pfd.                                         4,750,875
             19,975 XM Satellite Radio Holdings Ser. B, $4.125 cv. pfd.                                     918,850
                                                                                                   ----------------
                                                                                                         18,220,565

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             10,321 Owens Corning Capital LLC $3.25 cv. pfd.                                                348,334

Cable Television (3.4%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Adelphia Communications Corp. Ser. D, $5.50 cv. pfd.                                  5,403,125
            585,000 MediaOne Group, Inc. $7.00 cv. pfd.                                                  27,129,375
             45,000 TCI Pacific Comm $5.00 cv. pfd.                                                      13,314,375
                                                                                                   ----------------
                                                                                                         45,846,875

Coal (0.2%)
-------------------------------------------------------------------------------------------------------------------
             90,400 Pittston Mineral Corp. 144A $3.125 dep. shs. cv. pfd.                                 2,440,800

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             53,600 Carriage Services, Inc. 144A $3.50 c.v. pfd.                                          1,340,000

Consumer Finance (--%)
-------------------------------------------------------------------------------------------------------------------
             13,546 Finova Finance Trust $2.75 cv. cum. pfd.                                                402,994

Consumer Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
             92,333 Estee Lauder Aces TR II $5.41 cv. pfd.                                                7,709,806

Electric Utilities (5.6%)
-------------------------------------------------------------------------------------------------------------------
            240,000 AES Trust II $3.38 cv. pfd.                                                          17,250,000
            110,000 Alliant Energy 144A $7.25 cv. pfd.                                                    8,387,500
            282,644 Calpine Corp. 144A $2.875 cv. pfd.                                                   15,192,115
            350,000 Reliant Energy, Inc. $2.00 cv. pfd.                                                  30,690,800
            100,000 Texas Utilities Co. $4.625 cv. pfd.                                                   4,300,000
                                                                                                   ----------------
                                                                                                         75,820,415

Electronics (0.2%)
-------------------------------------------------------------------------------------------------------------------
             45,952 Pioneer Standard Electronics, Inc. 144A $3.375 cv. pfd.                               2,481,408
             10,300 Titan Corp. 144A $2.875 cv. pfd.                                                        530,450
                                                                                                   ----------------
                                                                                                          3,011,858

Energy (0.8%)
-------------------------------------------------------------------------------------------------------------------
            185,000 Evi, Inc. $2.50 cum. cv. pfd.                                                         8,648,750
             27,483 Hanover Compressor $3.625cv. pfd.                                                     2,445,987
                                                                                                   ----------------
                                                                                                         11,094,737

Engineering & Construction (0.3%)
-------------------------------------------------------------------------------------------------------------------
            113,000 Txi Capital Trust I $2.75 cv. pfd.                                                    3,686,625

Financial (--%)
-------------------------------------------------------------------------------------------------------------------
             57,517 DIMON, Inc. $2.00 cv. pfd.                                                              158,172
             56,000 Mandatory Common Exchange Trust (The)
                    $3.625 cv. pfd.                                                                          94,500
                                                                                                   ----------------
                                                                                                            252,672

Food (0.3%)
-------------------------------------------------------------------------------------------------------------------
             83,800 Chiquita Brands International, Inc. Ser. B, $3.75
                    cv. cum. pfd.                                                                         1,518,875
             62,151 Suiza Capital Trust II $2.75 cv. pfd.                                                 2,050,983
                                                                                                   ----------------
                                                                                                          3,569,858

Health Care Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
             45,000 Caremark RX Capital Trust I 144A $3.50 cv. pfd.                                       2,227,500

Household Furniture and Appliances (0.4%)
-------------------------------------------------------------------------------------------------------------------
            179,100 Metromedia International Group, Inc. $3.625
                    cv. cum. pfd.                                                                         4,790,925
             25,000 Newell Financial Trust I $2.625 cv. cum. pfd.                                           940,625
                                                                                                   ----------------
                                                                                                          5,731,550

Insurance (1.7%)
-------------------------------------------------------------------------------------------------------------------
             70,000 American General Delaware Corp. $3.00 cv. cum. pfd.                                   4,821,250
             50,881 American Heritage Life Investment Corp. $4.25 cv. pfd.                                4,242,203
            154,500 Lincoln National Corp. $0.463 cv. cum. pfd.                                           2,587,875
             80,000 Lincoln National Corp. $7.75 cv. pfd.                                                 1,710,000
            211,885 Philadelphia Consolidated Holding Corp. $0.534 cv. pfd.                               1,271,310
             96,100 Protective Life Corp. $3.25 cv. cum. pfd.                                             4,024,188
             75,000 St. Paul Capital LLC $3.00 cv. cum. pfd.                                              4,650,000
                                                                                                   ----------------
                                                                                                         23,306,826

Investment Banking/Brokerage (0.4%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Salomon, Smith, Barney Inc. $6.25 cv. pfd.                                            5,981,250

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
             53,444 Ingersoll-Rand Co. $0.195 cv. pfd.                                                    1,142,366

Medical Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
            189,604 Owens & Minor Trust I 144A Ser. A, $2.688 cv. cum. pfd.                               6,541,338

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
            105,000 Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                                      1,351,875
             70,000 Kinam Gold, Inc. Ser. B, $3.75 cv. cum. pfd.                                          1,820,000
             40,000 Titanium Metals Corp. $3.313 cv. pfd.                                                   430,000
             51,000 USX Capital Trust I $3.375 cum. cv. pfd.                                              1,855,125
                                                                                                   ----------------
                                                                                                          5,457,000

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
            150,000 El Paso Energy Capital Trust $2.375 cv. pfd.                                          7,968,750

Oil & Gas (1.5%)
-------------------------------------------------------------------------------------------------------------------
            130,300 Apache Corp. $2.015 c.v. pfd.                                                         5,505,175
             75,000 Kerr-McGee Corp. $1.825 c.v. pfd.                                                     3,360,938
            140,000 Lomack Financing Trust 144A $2.875 cv. pfd.                                           1,837,500
             30,000 Lomak Petroleum Ser. C., $2.03 cv. cum. pfd.                                            375,000
             43,546 Neuvo Energy Ser. A, $2.875 cv. pfd.                                                  1,072,320
             16,200 Newfield Exploration Co. $3.25 c.v. pfd.                                                998,325
             40,300 Pogo Producing Co. Ser. A, $3.25 c.v. pfd.                                            2,397,850
             80,000 Tosco Financing Trust $2.875 cv. pfd.                                                 4,110,000
                                                                                                   ----------------
                                                                                                         19,657,108

Paper & Forest Products (2.6%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Georgia Pacific Group $3.75 c.v. pfd.                                                 6,480,000
            125,000 International Paper Co. $2.625 cv. pfd.                                               5,281,250
            129,930 Owens-Illinois, Inc. $2.375 cv.pfd.                                                   3,102,079
            381,000 Sealed Air Corp. Ser. A, $2.00 cv.pfd.                                               20,050,125
                                                                                                   ----------------
                                                                                                         34,913,454

Pharmaceuticals (0.4%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Monsanto Co. $2.60 cv. pfd.                                                           4,895,000

Publishing (1.1%)
-------------------------------------------------------------------------------------------------------------------
            159,000 Readers Digest $0.453 cv. pfd.                                                        4,531,500
             75,000 Tribune Co. $2.00 cv. pfd.                                                            9,571,875
             67,714 Tribune Co. $1.75 cv. pfd.                                                            1,032,639
                                                                                                   ----------------
                                                                                                         15,136,014

Railroads (0.9%)
-------------------------------------------------------------------------------------------------------------------
             86,387 Canadian National Railway Co. $2.625
                    c.v. pfd. (Canada)                                                                    3,747,036
            210,000 Union Pacific Capital Trust $3.125 cum. cv. pfd.                                      8,793,750
                                                                                                   ----------------
                                                                                                         12,540,786

Real Estate (0.8%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Archstone Communities Trust Ser. A, $1.75 cv. cum. pfd.                               4,042,500
            231,936 Equity Residential Property Ser. E, $1.75 cv. pfd.                                    5,856,384
             74,490 Tanger Factory Outlet Centers Ser. A, $1.802
                    cv. cum. pfd.                                                                         1,489,800
                                                                                                   ----------------
                                                                                                         11,388,684

Restaurants (0.2%)
-------------------------------------------------------------------------------------------------------------------
             52,049 Wendy's Financing Ser. A, $2.50 cv. pfd.                                              2,628,475

Retail (0.5%)
-------------------------------------------------------------------------------------------------------------------
             45,000 Dollar General Strypes Trust $3.352 cv. pfd.                                          1,513,125
            140,000 K mart Financing I $3.875 cum. cv. pfd.                                               5,530,000
                                                                                                   ----------------
                                                                                                          7,043,125

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
             57,900 CNF Trust I Ser. A, $2.50 cv. cum. pfd.                                               2,424,563

Software (0.5%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Amdocs 6.75% cv. pfd.                                                                 4,025,000
             29,647 Lernout & Hauspie Speech Products N.V. 144A
                    $2.375 cv. pfd                                                                        2,456,995
                                                                                                   ----------------
                                                                                                          6,481,995

Technology Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
              3,200 NBC Internet, Inc. 7.25% cv. pfd.                                                       100,800
             50,000 PsiNet, Inc. 144A $3.50 cv. pfd.                                                      1,556,250
            115,000 Vanstar Financial Trust Corp. $3.375 cv. pfd.                                         1,078,125
              7,000 Verio Inc. 144A $3.375 c.v. pfd.                                                        327,250
                                                                                                   ----------------
                                                                                                          3,062,425

Telecommunications (3.4%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Crown Castle Intl 7.25% cv. pfd                                                       3,356,250
             75,000 DECS Trust VI 6.25% cv. pfd.                                                          3,993,750
             20,000 Global Crossing Ltd 6.75% cv.pfd.                                                     5,027,500
             50,000 Global Crossing 144A 7.00% cv. pfd.                                                  10,050,000
            186,000 Intermedia Communications, Inc. Ser. F, $7.00 cv. pfd.                                5,370,750
              5,200 MGC Communications, Inc. Ser. D, $3.625 cv. pfd. (PIK)                                  254,800
             25,000 Nextlink Communications $3.25 cv. pfd.                                                4,831,250
             50,000 Omnipoint Corp. $3.50 cv. pfd.                                                        7,268,750
             55,000 Qwest Trends Trust 144A $5.75 cv. pfd.                                                3,891,250
             36,634 WinStar Communications. Inc. $3.50 cv. pfd.                                           2,372,052
                                                                                                   ----------------
                                                                                                         46,416,352

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
             51,000 Designer Finance $3.00 cv. cum. pfd.                                                  1,383,375
                                                                                                   ----------------
                    Total Convertible Preferred Stocks
                    (cost $456,688,637)                                                            $    423,841,859

COMMON STOCKS (10.1%) (a)
NUMBER OF SHARES                                                                                              VALUE

Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Interpublic Group Cos. Inc.                                                    $      4,100,000

Aerospace/Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
             34,867 Boeing Co.                                                                            1,383,784

Banking (1.2%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Bank of America Corp.                                                                 1,960,000
            151,141 BB&T Corp.                                                                            4,024,129
             40,000 Comerica, Inc.                                                                        1,695,000
             65,000 Fifth Third Bancorp                                                                   4,103,125
             60,258 FleetBoston Financial Corp.                                                           2,135,393
             74,090 Mellon Financial Corp.                                                                2,380,141
                                                                                                   ----------------
                                                                                                         16,297,788

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
             15,000 CBS Corp. (NON)                                                                         881,250
                622 XM Satellite Radio Holdings, Inc. Class A                                                17,921
                                                                                                   ----------------
                                                                                                            899,171

Cable Television (0.3%)
-------------------------------------------------------------------------------------------------------------------
             80,000 AT&T Corp.-Liberty Media Group (NON)                                                  3,995,000

Chemicals (0.6%)
-------------------------------------------------------------------------------------------------------------------
            120,626 du Pont (E.I.) de Nemours & Co., Ltd.                                                 5,722,196
             50,000 Praxair, Inc.                                                                         2,221,875
                                                                                                   ----------------
                                                                                                          7,944,071

Communications Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
             64,906 Tellabs, Inc.                                                                         3,557,660

Consumer Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Clorox Co.                                                                            1,837,500
             30,000 Colgate-Palmolive Co. (NON)                                                           1,713,750
                                                                                                   ----------------
                                                                                                          3,551,250

Electronics (0.3%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Micron Technology, Inc.                                                               4,177,500

Energy (1.6%)
-------------------------------------------------------------------------------------------------------------------
             56,213 Baker Hughes, Inc.                                                                    1,788,276
             50,000 Cooper Cameron Corp.(NON)                                                             3,750,000
            110,000 Diamond Offshore Drilling, Inc.                                                       4,434,375
             45,157 Pride International, Inc.                                                             1,021,677
             20,000 Schlumberger Ltd.                                                                     1,531,250
             45,000 Smith International, Inc.                                                             3,420,000
             85,000 Transocean Sedco Forex Inc.                                                           3,995,000
             30,000 Weatherford International, Inc.                                                       1,218,750
                                                                                                   ----------------
                                                                                                         21,159,328

Financial (0.3%)
-------------------------------------------------------------------------------------------------------------------
             15,000 American Express Co.                                                                  2,250,938
             25,000 Citigroup, Inc.                                                                       1,485,938
                                                                                                   ----------------
                                                                                                          3,736,876

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
             19,996 Station Casinos, Inc.                                                                   569,886

Health Care Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Columbia/HCA Healthcare Corp.                                                         1,990,625

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
                  4 Beazer Homes USA, Inc.                                                                       77

Insurance (0.4%)
-------------------------------------------------------------------------------------------------------------------
             30,000 American International Group, Inc.                                                    3,290,625
             35,267 The Chubb Corp.                                                                       2,243,863
                                                                                                   ----------------
                                                                                                          5,534,488

Media (0.2%)
-------------------------------------------------------------------------------------------------------------------
            136,618 Golden Books Family Entertainment, Inc.                                                 145,157
             25,000 Time Warner, Inc.                                                                     2,248,438
                                                                                                   ----------------
                                                                                                          2,393,595

Natural Gas Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
            165,000 Enron Corp.                                                                          11,498,438

Oil & Gas (0.8%)
-------------------------------------------------------------------------------------------------------------------
             80,011 BP Amoco PLC ADR (United Kingdom)                                                     4,080,561
             80,178 Devon Energy Corp.                                                                    3,863,577
             44,101 Exxon Mobil Corp.                                                                     3,426,096
                                                                                                   ----------------
                                                                                                         11,370,234

Paper & Forest Products (0.1%)
-------------------------------------------------------------------------------------------------------------------
             31,961 Bowater, Inc.                                                                         1,757,855

Pharmaceuticals (1.1%)
-------------------------------------------------------------------------------------------------------------------
             45,685 Bristol-Myers Squibb Co.                                                              2,395,607
             90,000 Johnson & Johnson                                                                     7,425,059
             40,421 Merck & Co., Inc.                                                                     2,809,260
             62,241 Schering-Plough Corp.                                                                 2,509,090
                                                                                                   ----------------
                                                                                                         15,139,016

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Union Pacific Corp.                                                                   3,791,250

Retail (0.4%)
-------------------------------------------------------------------------------------------------------------------
            418,803 Pier 1 Imports, Inc.                                                                  4,763,884

Technology Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             75,000 America Online, Inc. (NON)                                                            4,485,938
                824 U.S. Interactive, Inc.                                                                   13,699
                                                                                                   ----------------
                                                                                                          4,499,637

Telecommunications (0.2%)
-------------------------------------------------------------------------------------------------------------------
              2,749 Intermedia Communications, Inc.                                                         112,040
             20,000 Nextel Communications, Inc. Class A                                                   2,188,750
                                                                                                   ----------------
                                                                                                          2,300,790
                                                                                                   ----------------
                    Total Common Stocks (cost $135,325,257)                                        $    136,412,203

CORPORATE BONDS AND NOTES (1.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   15,000,000 Elan Finance Corp. Ltd. cv. company guaranty
                    zero %, 2018 (Bermuda)                                                         $      9,937,500
          1,484,000 Gilat Satellite Networks Ltd. cv. 6 1/2s, 2004 (Israel)                               3,064,460
          1,000,000 Inco Ltd. cv. deb. 7 3/4s, 2016                                                         842,500
          2,125,000 Scandinavian Broadcasting System SA cv. sub. notes
                    7s, 2004 (Luxembourg)                                                                 4,093,281
          1,750,000 Telefonos de Mexico S.A. ADR cv. deb.
                    4 1/4s, 2004 (Mexico)                                                                 2,382,188
                                                                                                   ----------------
                    Total Corporate Bonds and Notes
                    (cost $17,301,015)                                                             $     20,319,929

PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             12,612 Trikon Technologies, Inc. Ser. H, $8.125 pfd. (PIK)                            $         88,284
              1,632 Trikon Technologies, Inc. Ser. I, $8.125 pfd.                                         2,285,480
                                                                                                   ----------------
                    Total Preferred Stocks (cost $1,665,354)                                       $      2,373,764
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,357,643,726) (b)                                    $  1,334,032,132
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,350,406,629.

  (b) The aggregate identified cost on a tax basis is $1,367,164,676 resulting in gross unrealized appreciation and depreciation of $146,246,329 and $113,113,785 respectively, or net unrealized depreciation of $33,132,544

(NON) Non-income-producing security.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR, after the name of a foreign holding stands for American Depositary
      Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

-----------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2000 (Unaudited)

                              Aggregate Face  Expiration    Unrealized
                Total Value       Value          Date      Appreciation
-----------------------------------------------------------------------
S&P 500 Index
(Long)          $1,460,000      $1,439,589      Jun-00        $20,411
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,357,643,726) (Note1)                                     $1,334,032,132
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                 9,855,782
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,880,655
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   47,168,485
-------------------------------------------------------------------------------------------
Total assets                                                                  1,392,937,054

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                 11,053,912
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         32,597
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 27,261,782
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,495,421
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,989,027
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          181,514
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       28,161
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,424
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              438,777
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               47,810
-------------------------------------------------------------------------------------------
Total liabilities                                                                42,530,425
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,350,406,629

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,283,742,267
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (819,288)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            91,074,833
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (23,591,183)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $1,350,406,629

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($997,744,921 divided by 51,297,371 shares)                                          $19.45
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.45)*                              $20.64
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($271,093,604 divided by 14,125,998 shares)**                                        $19.19
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,633,102 divided by 135,826 shares)**                                             $19.39
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,510,532 divided by 854,926 shares)                                              $19.31
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of 19.31)*                               $20.01
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($62,424,470 divided by 3,208,874 shares)                                            $19.45
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $19,127,677
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,664)                                         13,385,253
-------------------------------------------------------------------------------------------
Total investment income                                                          32,512,930

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,983,503
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      740,800
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   24,558
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,424
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,279,286
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,434,906
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 7,784
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                63,641
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              20,233
-------------------------------------------------------------------------------------------
Auditing                                                                             11,550
-------------------------------------------------------------------------------------------
Legal                                                                                 5,649
-------------------------------------------------------------------------------------------
Postage                                                                              40,621
-------------------------------------------------------------------------------------------
Registration fees                                                                    11,944
-------------------------------------------------------------------------------------------
Other                                                                                92,998
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,725,897
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (174,458)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,551,439
-------------------------------------------------------------------------------------------
Net investment income                                                            24,961,491
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 96,855,842
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     796,386
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period        (23,023,055)
-------------------------------------------------------------------------------------------
Net gain on investments                                                          74,629,173
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $99,590,664
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2000*             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   24,961,491   $   49,711,842
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                       97,652,228      126,479,771
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (23,023,055)      33,608,926
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   99,590,664      209,800,539
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (21,312,383)     (38,053,728)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,987,204)      (9,199,217)
--------------------------------------------------------------------------------------------------
   Class C                                                                (31,403)          (2,859)
--------------------------------------------------------------------------------------------------
   Class M                                                               (317,185)        (560,639)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,430,506)      (1,895,398)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (2,750,433)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (664,897)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (207)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (40,522)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (136,995)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (88,010,473)    (103,539,492)
--------------------------------------------------------------------------------------------------
   Class B                                                            (25,515,115)     (29,085,699)
--------------------------------------------------------------------------------------------------
   Class C                                                                (90,751)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,490,142)      (1,803,589)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (5,637,397)              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           45,241,400      (32,095,525)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (3,990,495)     (10,028,661)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,354,397,124    1,364,425,785
--------------------------------------------------------------------------------------------------
End of period (including  distributions in excess of
net investment income and undistributed net investment
income of $819,288 and $2,297,902, respectively)                   $1,350,406,629   $1,354,397,124
--------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A

-------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.26       $20.04       $23.22       $21.24       $19.42       $19.09
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .38(c)       .75(c)       .76(c)       .78(c)       .81(c)       .85
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.08         2.30        (1.02)        3.70         2.70         1.60
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.46         3.05         (.26)        4.48         3.51         2.45
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.75)        (.76)        (.87)        (.98)        (.96)
-------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.06)        (.03)        (.06)          --           --
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.84)       (2.02)       (2.13)       (1.57)        (.71)       (1.16)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (2.27)       (2.83)       (2.92)       (2.50)       (1.69)       (2.12)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.45       $20.26       $20.04       $23.22       $21.24       $19.42
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.45*       16.42        (1.37)       22.86        18.99        14.38
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $997,745     $982,956   $1,056,693   $1,168,470     $898,486     $756,645
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .48*         .98          .97         1.03         1.06         1.16
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.86*        3.73         3.50         3.56         3.99         4.64
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                113.33*       54.74        92.76        70.74        61.43        69.52
-------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B

-------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                       Year ended October 31
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.02       $19.83       $23.01       $21.09       $19.30       $19.00
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .30(c)       .60(c)       .59(c)       .63(c)       .66(c)       .69
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.06         2.27        (1.01)        3.64         2.68         1.61
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.36         2.87         (.42)        4.27         3.34         2.30
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.35)        (.60)        (.61)        (.73)        (.84)        (.84)
-------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.06)        (.02)        (.05)          --           --
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.84)       (2.02)       (2.13)       (1.57)        (.71)       (1.16)
-------------------------------------------------------------------------------------------------------------
Total distributions                    (2.19)       (2.68)       (2.76)       (2.35)       (1.55)       (2.00)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.19       $20.02       $19.83       $23.01       $21.09       $19.30
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.03*       15.58        (2.11)       21.89        18.14        13.54
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $271,094     $291,017     $289,652     $257,163     $146,127      $75,309
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.73         1.72         1.78         1.81         1.91
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.48*        2.99         2.74         2.78         3.26         3.92
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                113.33*       54.74        92.76        70.74        61.43        69.52
-------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C

---------------------------------------------------------------------
                                     Six months
                                        ended       For the period
Per-share                             April 30      July 26, 1999+
operating performance               (Unaudited)      to October 31
---------------------------------------------------------------------
                                        2000              1999
---------------------------------------------------------------------
Net asset value,
beginning of period                   $20.23            $20.85
---------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------
Net investment income (c)                .30               .20
---------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.09              (.59)
---------------------------------------------------------------------
Total from
investment operations                   1.39              (.39)
---------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------
From net
investment income                       (.39)             (.20)
---------------------------------------------------------------------
In excess of net
investment income                         --              (.03)
---------------------------------------------------------------------
From net realized gain
on investments                         (1.84)               --
---------------------------------------------------------------------
Total distributions                    (2.23)             (.23)
---------------------------------------------------------------------
Net asset value,
end of period                         $19.39            $20.23
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.09*            (1.87)*
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,633              $661
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*              .47*
---------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.49*             1.12*
---------------------------------------------------------------------
Portfolio turnover (%)                113.33*            54.74
---------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M

-------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                        For the period
Per-share                             April 30                                                      March 13, 1995+
operating performance               (Unaudited)              Year ended October 31                  to October 31
-------------------------------------------------------------------------------------------------------------------

                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.13       $19.92       $23.08       $21.14       $19.37       $17.79
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                    .32(c)       .65(c)       .65(c)       .67(c)       .73(c)       .64
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.08         2.28        (1.00)        3.67         2.65         1.64
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.40         2.93         (.35)        4.34         3.38         2.28
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.65)        (.66)        (.78)        (.90)        (.70)
-------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.05)        (.02)        (.05)          --           --
-------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.84)       (2.02)       (2.13)       (1.57)        (.71)          --
-------------------------------------------------------------------------------------------------------------------
Total distributions                    (2.22)       (2.72)       (2.81)       (2.40)       (1.61)        (.70)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.31       $20.13       $19.92       $23.08       $21.14       $19.37
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.18*       15.87        (1.75)       22.24        18.30        12.99*
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $16,511      $16,338      $18,081      $14,719       $7,128       $1,753
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .73*        1.48         1.47         1.53         1.54         1.04*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.61*        3.23         2.99         3.04         3.55         2.89*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                113.33*       54.74        92.76        70.74        61.43        69.52
-------------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y

-------------------------------------------------------------------------
                                     Six months
                                       ended        For the period
Per-share                             April 30      Dec. 30, 1998+
operating performance               (Unaudited)      to October 31
-------------------------------------------------------------------------
                                        2000             1999
-------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.26           $19.32
-------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------
Net investment income (c)                .40              .72
-------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.09              .98
-------------------------------------------------------------------------
Total from
investment operations                   1.49             1.70
-------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------
From net
investment income                       (.46)            (.72)
-------------------------------------------------------------------------
In excess of net
investment income                         --             (.04)
-------------------------------------------------------------------------
From net realized gain
on investments                         (1.84)              --
-------------------------------------------------------------------------
Total distributions                    (2.30)            (.76)
-------------------------------------------------------------------------
Net asset value,
end of period                         $19.45           $20.26
-------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.58*            8.87*
-------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $62,424          $63,425
-------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .35*             .61*
-------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.98*            3.43*
-------------------------------------------------------------------------
Portfolio turnover (%)                113.33*           54.74
-------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.


NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2000, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 2000, fund expenses were reduced by $174,458 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,160 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of .025%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the six months ended April 30, 2000, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $98,159 and $1,448 from the sale of class A and class M shares, respectively, and received $254,834 and $30 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended April 30, 2000, Putnam Mutual Funds Corp., acting as underwriter received $41,043 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,543,921,702 and $1,591,494,627, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,524,012         $71,348,972
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,021,208          96,366,620
---------------------------------------------------------------------------
                                             8,545,220         167,715,592

Shares
repurchased                                 (5,770,410)       (116,757,291)
---------------------------------------------------------------------------
Net increase                                 2,774,810         $50,958,301
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,836,208        $ 77,158,869
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,521,734         125,222,148
---------------------------------------------------------------------------
                                            10,357,942         202,381,017

Shares
repurchased                                (14,564,168)       (293,918,278)
---------------------------------------------------------------------------
Net decrease                                (4,206,226)       $(91,537,261)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,861,185         $37,127,531
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,325,332          25,083,845
---------------------------------------------------------------------------
                                             3,186,517          62,211,376

Shares
repurchased                                 (3,598,984)        (72,070,594)
---------------------------------------------------------------------------
Net decrease                                  (412,467)        $(9,859,218)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,061,462         $61,415,050
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,624,095          30,838,078
---------------------------------------------------------------------------
                                             4,685,557          92,253,128

Shares
repurchased                                 (4,750,876)        (94,893,661)
---------------------------------------------------------------------------
Net decrease                                   (65,319)        $(2,640,533)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    100,696          $2,044,714
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,913              94,806
---------------------------------------------------------------------------
                                               105,609           2,139,520

Shares
repurchased                                     (2,434)            (47,916)
---------------------------------------------------------------------------
Net increase                                   103,175          $2,091,604
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                          October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     32,592            $655,103
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      107               2,145
---------------------------------------------------------------------------
                                                32,699             657,248

Shares
repurchased                                        (48)               (995)
---------------------------------------------------------------------------
Net increase                                    32,651            $656,253
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     92,275          $1,862,944
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   83,016           1,581,902
---------------------------------------------------------------------------
                                               175,291           3,444,846

Shares
repurchased                                   (132,035)         (2,640,204)
---------------------------------------------------------------------------
Net increase                                    43,256          $  804,642
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    147,377         $ 2,983,002
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  108,001           2,059,111
---------------------------------------------------------------------------
                                               255,378           5,042,113

Shares
repurchased                                   (351,215)         (7,051,566)
---------------------------------------------------------------------------
Net decrease                                   (95,837)        $(2,009,453)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    189,859          $3,838,365
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  367,560           7,057,368
---------------------------------------------------------------------------
                                               557,419          10,895,733

Shares
repurchased                                   (478,903)         (9,649,662)
---------------------------------------------------------------------------
Net increase                                    78,516          $1,246,071
---------------------------------------------------------------------------

                                          For the period December 30, 1998
                                           (commencement of operations) to
                                                          October 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,363,723         $68,108,976
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   99,843           2,032,393
---------------------------------------------------------------------------
                                             3,463,566          70,141,369

Shares
repurchased                                   (333,208)         (6,705,900)
---------------------------------------------------------------------------
Net increase                                 3,130,358         $63,435,469
---------------------------------------------------------------------------


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminv.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Richard Leibovitch
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Edward T. Shadek, Jr.
Vice President

Charles G. Pohl
Vice President and Fund Manager

Forrest N. Fontana
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA019-61431  008/223/920  6/00




PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Convertible Income-Growth Trust
Supplement to Semiannual Report dated 4/30/00
The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return
for periods ended 4/30/00                               NAV

6 months                                                7.58%
1 year                                                  8.54
5 years                                                96.68
Annual average                                         14.49
10 years                                              260.90
Annual average                                         13.69
Life of fund (since class A inception, 6/29/72)
Annual average                                         12.35

Share value:                                            NAV

10/31/99                                              $20.26
4/30/00                                               $19.45
---------------------------------------------------------------------------
                                   Short-term        Long-term
Distributions:   No.   Income     capital gains    capital gains    Total
                  2    $0.456        $1.168            $0.668      $2.292
---------------------------------------------------------------------------
Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.